Exhibit 99.1

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August 2005

Duke Realty Corporation Snapshot	[LOGO]

NYSE Symbol:	DRE

Average Daily Volume:	500,000 shares

Size:	114 million square feet
$8.5 billion total market cap
$5.6 billion equity market cap
1.7% of Morgan Stanley
REIT Index (14th largest company)

Property Focus:	Office (55%) Industrial (44%)
Retail (1%)

Geographic Focus:	Midwest (65%) & Southeast (35%) U.S.

Duke Business Model

•                  Key land positions

•                  Value creation through development

•                  Vertical integration

•                  Local market focus

•                  Midwest/Southeast concentration expanding nationally through new market investments and national development platform

•                  Capital recycling to upgrade and reposition portfolio

•                  Utilize joint ventures to increase return on equity, expand operating platforms and market share and generate higher management fees

Second Quarter 2005 Highlights

•                  FFO per share remained unchanged at $0.61

•                  In-service occupancy increased to 90.7% from 89.7% at June 30, 2004

•                  Value creation pipeline increased 65.8% to $572 million from $345 million at June 30, 2004

•                  Interest and fixed-charge coverage ratios of 4.0 and 2.8, respectively

•                  Acquisitions of $289 million at an 8.3% cap rate

2005 Major Transactions & Initiatives

•                  Riverway/O’Hare acquisition

•                  Sale of Light Industrial/Flex Portfolio

•                  Expansion of National Development and Construction Platform

• Medical office

• Retail

•                  Anson – Mixed use development in Indianapolis

•                  Market Expansion

• South Florida

• Dallas office

O’Hare Office Portfolio Acquisition

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•                  Five buildings

•                  1.4 million square feet

•                  $257 million acquisition price

Light Industrial Portfolio Sale

•                  14.4 million square feet of service center and light industrial assets

•                  Expected proceeds of about $1 billion

•                  Average age of 15 years

•                  Average occupancy of 85 percent

•                  Potential special dividend of $0.50 to $1.00 per share without changing regular quarterly dividend

•                  Total of 216 buildings

•                  Average office build-out of 52 percent

•                  Average office build-out of 74 percent for flex property

Pre/Post Sale Portfolio Analysis

		Flex	Remaining Portfolio
	Total Portflio	Portfolio	Industrial	Office	Total
Total SF	110,421	14,425	66,585	29,411	95,996
# of Bldgs	872	216	400	256	656
Avg Bldg Age	10.76	14.52	9.58	11.56	10.19
Avg Bldg Size	126,629	66,783	166,463	114,885	146,335
Avg Tenant Size	23,226	14,114	48,913	11,953	25,578
Number of Tenants	4,305	868	1,267	2,170	3,437
Rollover Avg Term (yrs)	4.69	3.78	4.77	4.92	4.82
2006 Capex Budget	$116,837	$20,632	$27,107	$69,098	$96,205
Capex per Ft	$1.06	$1.43	$0.41	$2.35	$1.00
Occupancy % 6/30/05	90.71%	84.93%	93.07%	88.19%	91.58%

Regional Square Footage/Building Age Analysis

	Total Portfolio		Remaining Portfolio
City	SF	Avg Age	SF	Avg Age
Atlanta	14,422	10.12	10,264	8.22
Dallas	7,271	8.33	7,271	8.33
Orlando	2,679	5.78	2,056	5.47
Raleigh	5,032	9.66	4,250	7.89
South Florida	678	4.56	678	4.56
Tampa	1,504	4.50	1,504	4.50
Atlanta Region	31,585	8.88	26,024	7.67

Chicago	9,256	13.89	9,256	13.89
Minneapolis	6,628	16.10	4,412	15.64
Nashville	5,452	11.10	2,833	10.01
St. Louis	7,508	11.13	7,508	11.13
Chicago Region	28,845	13.15	24,009	12.83

Cincinnati	13,969	11.19	12,729	10.67
Cleveland	5,921	12.22	4,147	10.83
Columbus	7,804	7.37	6,790	6.90
Indianapolis	21,860	10.85	21,860	10.85
Other	436	10.24	436	10.24
Indianapolis Region	49,990	10.56	45,962	10.21

Report Total	110,421	10.76	95,996	10.19

Anson Master Plan

•                  Industrial

•                  Residential

•                  Retail

•                  Office, medical, civic

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Anson Future Development

Overall Product Type by SF/Units

	Gross Acres	Units
Single Family (Gross Acres)	259	680

	Net Acres	Units
Townhomes	14	220
Multi Family	100	1,500

	Net Acres	Sq. Ft.
Retail (Outlots)	50	217,400
Hotel Site	4	30,500
Retail (In-Line / Big Box)	121	1,114,200
Retail (Destination)	20	120,100
MOB	21	178,600
Traditional Office	61	931,000
Professional Office / Technology	93	812,000
Flex Industrial	25	326,700
Type II Industrial Warehouse	64	975,700
Bulk Warehouse	484	7,385,700
	943	12,091,900

Anson Phase I - ’05 and ‘06

Master infrastructure start third quarter 2005

• North (industrial)

• South (retail, residential, medical)

•     Retail – Marketplace at Anson

• 25 net acre grocery-anchored center

• Start Infrastructure third quarter 2005

•     Medical and Industrial

• Good activity – expect 2006 development in both medical and industrial products

•                  Residential

• Single-family

• Working with residential land development partner on fee basis; sell improved lots to builders

• Lot sales beginning second quarter 2006

• Town Homes

• Same development partner/fee structure

• Lot sales beginning second quarter 2006

• Apartments

• Unimproved land sales beginning fourth quarter 2005

Institutional - Quality Portfolio

Atlanta

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Indianapolis

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Columbus

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Orlando

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Raleigh

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•                  Controlled business parks

•                  Average age of 10 years

•                  Average lease term of 7 years

Historical Land Usage Analysis
(In thousands)

	New	Third-Party
	Development	Construction	Sales	TOTAL

2000	$66,116	$8,293	$13,813	$88,222

2001	$37,486	$16,181	$27,662	$81,329

2002	$26,846	$7,414	$9,962	$44,222

2003	$12,267	$23,846	$17,894	$54,007

2004	$29,306	$9,516	$20,214	$59,036

2005	$80,621	$19,658	$46,000	$146,279

Value Creation Pipeline Analysis

	Projects Held		Projects Held		Third Party		Total
	For Rental		For Sale		Construction		Pipeline
		Stabilized		Stabilized		Profit
	Cost	Return	Cost	Return	$ Backlog	Margin	$ Volume
12/93	$46,578	11.0%	—	—	$16,969	9.4%	$63,547
12/94	$110,975	11.9%	—	—	$12,680	15.5%	$123,655
12/95	$167,171	11.3%	—	—	$61,617	6.9%	$228,788
12/96	$140,352	11.6%	—	—	$46,197	6.8%	$186,549
12/97	$257,311	11.3%	—	—	$35,226	7.7%	$292,537
12/98	$381,795	11.5%	$76,242	10.7%	$99,498	13.3%	$557,535
12/99	$571,421	11.4%	$124,598	10.9%	$37,688	11.0%	$733,707
12/00	$241,158	11.6%	$287,872	11.6%	$80,937	17.3%	$609,967
12/01	$183,106	10.9%	$224,303	11.8%	$80,369	9.2%	$487,778
12/02	$141,889	10.4%	$80,273	10.8%	$113,967	11.1%	$336,128
12/03	$94,467	10.1%	$71,381	9.7%	$175,559	7.8%	$341,407
3/04	$66,160	9.5%	$68,875	9.8%	$178,184	6.8%	$313,219
6/04	$88,839	10.0%	$84,816	9.2%	$171,069	8.0%	$344,724
9/04	$114,955	10.0%	$86,448	9.3%	$186,677	8.5%	$388,080
12/04	$155,627	10.2%	$65,738	8.6%	$183,152	9.3%	$404,518
3/05	$171,571	10.2%	$66,653	9.0%	$262,318	10.7%	$500,542
6/05	$189,877	10.2%	$171,136	8.8%	$210,520	10.8%	$571,533

Development Starts

	Current	Total Project		Stabilized
	Square Feet	Costs	Occupancy	Yield
Held for Rental
2001	6,070,000	$289,580,000	93%	9.7%
2002	3,352,000	169,363,000	98%	10.1%
2003	2,117,000	77,385,000	97%	10.6%
2004	4,970,000	211,427,000	77%	9.9%
2005 YTD	2,022,000	113,889,000	27%	10.0%

Held for Sale
2001	1,485,000	$59,038,000	89%	11.5%
2002	444,000	46,087,000	100%	10.3%
2003	545,000	50,142,000	100%	10.3%
2004	1,007,000	43,275,000	98%	8.6%
2005 YTD	799,000	150,781,000	91%	8.7%

Total	22,811,000	$1,210,967,000	85%	9.9%

Value Creation Significant Development Strength

Focus on Highly Profitable Growth Through Development

9/30/93 to 6/30/05 Development Completions

Duke Realty Total	$3,656,000,000
Average Stabilized Yield	11.2%
Value Created at 8.5% Cap Rate	$1,144,000,000
Value Creation Margin	31.3%

Management of Development Risk
$3.6 billion of completed developments since 1993

•                  443 total projects

•                  Average size of $8.3 million

•                  11.2% average unleveraged initial return on costs

• Highest return 20.9%

• Lowest return 6.2%

Held for Rental Developments - Placed in Service

	Square	Current %	Project	Stabilized
	Feet	Leased	Costs	Return

Total 2003	2,576,111	99%	$123,983,210	10.53%

2004:
1st Quarter	1,486,625	100%	59,800,593	9.71%
2nd Quarter	688,650	100%	26,768,830	8.78%
3rd Quarter	762,905	84%	27,688,653	9.74%
4th Quarter	894,494	100%	34,238,493	10.06%
Total 2004	3,832,674	97%	$148,496,569	9.63%

2005:
1st Quarter	1,566,681	69%	40,559,822	9.99%
2nd Quarter	1,177,700	78%	47,131,330	9.79%
Total 2005 YTD	2,744,381	73%	$87,691,152	9.88%

Held for Sale Dispositions

	Square	Gross	Cap	Profit
	Feet	Proceeds	Rate	Margin
2001	1,950,000	$103,304,000	9.3%	17.8%
2002	3,030,000	211,143,000	8.6%	16.7%
2003	320,000	50,920,000	7.8%	43.5%
2004	565,000	75,006,000	7.5%	37.2%
Q1-05	255,000	33,750,000	6.9%	29.1%
Q2-05	793,000	46,100,000	6.8%	34.7%
Total	6,658,000	$486,473,000	8.3%	23.2%

Capital Structure

Components and Cost of Capital

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Weighted Average Rates
Outstanding Balances

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